[LOGO OF EATON VANCE     Investing
APPEARS HERE]            for the
                         21st
                         Century
                                                     ---------------------

                                                            EDUCATION

                                                     ---------------------
                                                     [PHOTO OF STONE WALL
                                                     APPEARS HERE]

     Annual Report December 31, 1997


[PHOTO OF HIGHWAY
AT NIGHT APPEARS HERE]

                                  EATON VANCE

                                MUNICIPAL BOND

                                  FUND, L.P.




                                 Eaton Vance
                   Global Management -- Global Distribution




[PHOTO OF BROOKLYN BRIDGE APPEARS HERE]

Eaton Vance Municipal Bond Fund, L.P. as of December 31, 1997

LETTER TO SHAREHOLDERS

[PHOTO OF THOMAS J. FETTER APPEARS HERE]

Thomas J. Fetter, President

Eaton Vance Municipal Bond Fund, L.P. had a total return of 14.1% for the year ended December 31, 1997. That return was the result of a rise in net asset value per share from $10.07 on December 31, 1996 to $10.84 on December 31, 1997, and the reinvestment of $0.5985 in dividends. Based on its one-year performance, the Fund was ranked first among General Municipal Debt Funds as compiled by Lipper Analytical Services, Inc. -- a nationally recognized monitor of mutual fund performance. The average return for the group was 9.1% for the same period./1/

Investors were drawn to municipal bonds in a volatile period for the world's fixed-income markets...

1997 was a very good year for municipal bonds. Against a backdrop of moderate economic growth and low inflation, investors focused once again on the advantages of municipals, which remain among the best tax-advantaged investment vehicles. In addition, the municipal market attracted an increasing number of crossover investors from other markets. Many investors bought municipals in a flight to quality as the domestic equity market reached overvalued levels and emerging markets were caught up in the turmoil of the Asian currency crisis.

1998 should bring more opportunities for municipal investors...

The upbeat economic climate has provided strong support for the municipal market. Steady job growth has generated increased tax revenue for states and local issuers. As a result, many areas that were hard-hit in the recessions of the 1970s and 1980s have since made a significant economic comeback. Their recovery has been reflected in the value of their bonds, which have in turn financed worthwhile public projects such as bridges, roads and industrial development. We expect to see many more such opportunities emerge in the coming year.

The Fund's performance again earned high marks from Morningstar...

The Fund's risk-adjusted performance through December 31 earned it a Five-Star Overall rating among municipal bond funds covered by Morningstar, Inc./2/ -- a nationally recognized monitor of mutual fund performance. We will continue to focus on promising opportunities within the municipal market in the coming year.

                                      Sincerely,


                                      /s/ Thomas J. Fetter
                                      Thomas J. Fetter
                                      President
                                      February 9, 1998



--------------------------------------------------------------------------------

Fund Information
as of December 31, 1997

Performance/3/

Average Annual Total Returns (at net asset value)                            Five Largest Sector Weightings/4/
-----------------------------------------------------------------            ---------------------------------------------------
One year                                                  14.1%              By total net assets
Five years                                                 8.1               -----------------------------------------------
Ten years                                                  9.3               Transportation                            18.0%
                                                                             -----------------------------------------------
SEC Average Annual Total Returns (Including 4.75% sales charge)              -----------------------------------------------
-----------------------------------------------------------------            Long-Term Care                            17.5%
One year                                                   8.7%              -----------------------------------------------
Five years                                                 7.1               -----------------------------------------------
Ten years                                                  8.8               Escrowed                                  15.2%
                                                                             -----------------------------------------------
                                                                             -----------------------------------------------
                                                                             Insured                                   13.1%
                                                                             -----------------------------------------------
                                                                             -----------------------------------------------
                                                                             Industrial Development                     9.4%
                                                                             -----------------------------------------------

/1/ Lipper rankings are based on total return and do not take sales charges into consideration. In Lipper's General Municipal Debt category as of 12/31/97, Eaton Vance Municipal Bond Fund ranked #1 out of 235 funds for 1 year. It is not possible to invest directly in an Average or Index.
/2/ Morningstar ratings reflect historical readjusted performance through 12/31/97 and are subject to change. Funds are assigned ratings from 1 star (lowest) to 5 stars (highest). Ratings are calculated from the fund's 3-,5- and 10-year returns (with fee adjustment) in excess of 90-day Treasury bill returns. The top 10% of the funds in a category receive 5 stars; the next 22.5% receive 4 stars. For the 3-year period, the Fund was rated 5 stars (1494 funds); for the 5-year period, 5 stars (720 funds); and for the 10-year period, 4 stars (337 funds).
/3/ Returns are calculated by determining the percentage change in net asset value with all distributions reinvested, SEC returns reflect sales charge as noted.
/4/ Five largest sector weightings account for 73.2% of the portfolio's investments, determined by dividing the total market value of the holdings by the total net assets of the portfolio. Holdings are subject to change.

    Past performance is no guarantee of future results, investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

EATON VANCE MUNICIPAL BOND FUND, L.P. as of December 31, 1997
MANAGEMENT DISCUSSION

[PHOTO OF THOMAS J. FETTER PORTFOLIO MANAGER APPEARS HERE]

Thomas J. Fetter
Portfolio Manager

An interview with Thomas J. Fetter, president and portfolio manager of Eaton Vance Municipal Bond Fund.

Q:  Tom how would you characterize the municipal bond market in 1977?

A: The climate was favorable for the bond market in general, as inflation become less of a force in the economy. While the Federal Reserve has done an excellent job of monitoring inflation, the increasingly global nature of the economy has restrained the wage and price pressures seen in past cycles.

    The municipal market performed very well, although it did slightly lag the Treasury market. The primary reason for the underperformance was a rise in municipal supply. According to the Bond Market Association, long-term municipal issuance rose to more than $220 billion in 1997, up from around $190 billion in the previous year.

Q:  The Fund had an excellent year. What accounted for the Fund's performance?

A: Given our favorable outlook for inflation, we maintained a relatively long average maturity. That structure increased the Fund's sensitivity to falling interest rates. In addition, the Fund was well positioned from a sector standpoint to participate fully in the rally. The Fund's largest sector weightings at December 31, were transportation bonds, long-term care issues, escrowed bonds, and insured bonds.

Q:  Could we look at those sectors in greater detail?

A: Transportation in an area of the economy that has attracted an increasing amount of public investment in recent years. States and localities have invested large sums to upgrade roads, bridges, and airports. In addition, many jurisdictions have restructured existing systems to better meet the needs of the next century.

    One such issuer, the Massachusetts Turnpike Authority, was the Fund's largest holding at December 31. As operator of the Commonwealth's largest toll road, the Authority initiated a revamping of its toll structure, funneling

--------------------------------------------------------------------------------

Portfolio Quality Weightings/1/              Portfolio Overview/1/
-------------------------------          -----------------------------
                                         Number of Issues           64
    [PIE CHART APPEARS HERE]             Average Rating              A
                                         Average Coupon          5.84%
    AAA.................. 38.0%          Average Maturity     23.6 Yrs.
    Non-Rated............ 32.5%          Effective Maturity   11.6 Yrs.
    BBB.................. 11.6%          Average Call          9.4 Yrs.
    BB...................  1.2%          Average Dollar Price    $97.69

/1/ Because the Portfolio is actively managed, quality ratings and portfolio overview are subject to change.

--------------------------------------------------------------------------------
Mutual fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
--------------------------------------------------------------------------------

Eaton Vance Municipal Bond Fund, L.P. as of December 31, 1997
MANAGEMENT DISCUSSION CONT'D


   toll proceeds toward users in specific areas, such as the Metro/Boston region. The restructuring allowed the authority to raise massive funds to help finance Boston's Central Artery/Third Harbor Tunnel project. As a result of the restructuring, the Authority's bonds were upgraded from A to AAA. In addition, the bonds went from callable to non-callable status. Each of those developments contributed to a significant price appreciation for the Fund's investment.

Q: Long-term care issues were your second largest investment. What did you find attractive about that sector?

A: The health care sector has become increasingly competitive in recent years as institutions struggle to maintain market share while providing quality care. As a result of that competition, there will be clear winners, while less competitive institutions are likely to fail.

   Long-term life care facilities represent one health care niche that is gaining market share and becoming increasingly vital for a fast-aging population. These projects provide a wide range of services to meet the housing, nursing, health care and social needs of our senior citizens. Facilities such as New Jersey's Keswick Pines Project allow independent living, while offering help with day-to-day needs and health care services as residents require them. Equally as important, they have been found to be a cost-effective health care alternative. We have uncovered compelling values in some of these bonds, which are typically smaller, non-rated issues that require very intensive research.

Q: Another major focus was escrowed bonds. What drew you to that sector?

A: Escrowed bonds are those that have been pre-refunded by their issuers as part of an effort to take advantage of a lower interest rate environment. It's not unlike homeowners refinancing their mortgages to get a better interest rate. Escrowed bonds are backed by U.S. Treasury bonds and are therefore viewed as the very highest quality. In the 1997 bond rally, when investors engaged in a flight to quality, the Fund was especially well-served by its Treasury-backed escrowed bonds.

Q: Earlier, you mentioned non-rated bonds. Have non-rated bonds played a large role in your strategy?

A: Yes. We've taken advantage of our municipal credit research strengths and been able to find good value in non-rated bonds. In a market where new issuance is increasingly dominated by insured bonds, the non-rated segment offers some compelling opportunities. I mentioned the continuing life care sector earlier, but we have also found non-rated bonds in the nursing home, transportation, and housing areas.

   Typically, non-rated bonds offer an attractive yield advantage over their rated counterparts. But we apply the same rigorous standards to this segment of the market as to rated bonds. At Eaton Vance, we have made a major commitment to credit research. We have analysts dedicated to industry sectors within the municipal market, thereby assuring us of the continuing coverage that is needed to monitor these bonds effectively.

Q: What is your outlook for the municipal market in the coming year?

A: Generally, the outlook for the market is favorable. There is little sign of inflation on the horizon, and, with the Asian turmoil of recent months, it's possible that the economy may slow somewhat in the next year. Furthermore, the federal budget situation has improved dramatically in the past several years. That also improves the outlook for bonds.

Eaton Vance Municipal Bond Fund, L.P. as of December 31, 1997
MANAGEMENT DISCUSSION CONT'D


I'd caution, however, that conditions could change over time. The market could be vulnerable if the economy strengthens or the budget situation unexpectedly worsens. We will, naturally, continue to closely monitor the economy for developments that might alter the outlook.

Meanwhile, the Bond Market Association has estimated that issuance of new municipal bonds will decline slightly in 1998. Thus, investor demand should be more than adequate to absorb new municipal supply. In that kind of environment, the municipal market should fair well.

Moreover, investors should consider municipals as a way to balance their portfolios. It's a useful exercise to review one's investment allocations from time to time, especially in the wake of the returns in recent years from equities. 1997 marked the third consecutive year that the stock market returned more than 20%, an unprecedented run for the equity market. It's reasonable, therefore, to assume that at some point the equity averages may revert to their historical annual returns -- closer to 10%.

A portfolio that includes municipal bonds offers the advantage of diversification as well as high after-tax income. Those are important considerations for investors. I'm confident that municipal bonds will continue to serve their traditional function of financing vital public works while offering good investment opportunities to tax-conscious citizens.

             Comparison of Change in Value of a $10,000 Investment
               in Eaton Vance Municipal Bond Fund vs. the Lehman
                         Brothers Municipal Bond Index

                           [LINE GRAPH APPEARS HERE]


              Date        Fund/NAV      Fund/Off       LHMBI
              ----        --------      --------       -----
            12/31/87      $10,000       $ 9,523       $10,000
            12/31/89      $12,485       $11,890       $12,205
            12/31/91      $15,156       $14,434       $14,684
            12/31/93      $18,739       $17,846       $17,942
            12/31/95      $20,405       $19,433       $19,984
            12/31/97      $24,401       $23,238       $22,787


Performance+
--------------------------------------------------------------

Average Annual Total Returns (at net asset value)
--------------------------------------------------------------

One year                                      14.1%
Five years                                     8.1
Ten years                                      9.3

SEC Average Annual Total Returns (including 4.75% sales charge)
--------------------------------------------------------------
One year                                       8.7%
Five years                                     7.1
Ten years                                      8.8

*  Source: Towers Data Systems, Bethesda, MD.
   The chart compares the Fund's total return with that of the Lehman Brothers Municipal Bond Index, a broad-based, unmanaged market index of municipal bonds. Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. The lines on the chart represent the total returns of $10,000 hypothetical investments in the Fund and the Index. The Index's total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an Index.
** This figure represents the Fund's performance including the Fund's 4.75%
   sales charge.
+ Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. SEC returns reflect applicable sales charge as noted.
   Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Eaton Vance Municipal Bond Fund, L.P. as of December 31, 1997

PORTFOLIO OF INVESTMENTS

Tax-Exempt Investments -- 100.0%



Ratings (Unaudited)
------------------- Principal
                    Amount
         Standard   (000
Moody's  & Poor's   omitted)   Security               Value
--------------------------------------------------------------------------------

Assisted Living -- 3.6%
--------------------------------------------------------------------------------
NR       NR         $ 1,000    Bell County, TX,
                               Health Facilities,
                               (Care Institute,
                               Inc.), 9.00%, 11/1/24  $ 1,163,280

NR       NR           1,000    St. Paul, MN,
                               Housing and
                               Redevelopment,
                               (Care Institute,
                               Inc.), Highland
                               Park, 8.75%, 11/1/24     1,162,640

NR       NR           1,000    Village of North
                               Syracuse, NY,
                               Housing Authority
                               (AJM Senior
                               Housing, Inc.,
                               Janus Park),
                               8.00%, 6/1/24            1,031,880
--------------------------------------------------------------------------------
                                                      $ 3,357,800
--------------------------------------------------------------------------------

Education -- 1.8%
--------------------------------------------------------------------------------
A3       A-         $ 1,755    New York State
                               Dormitory
                               Authority,
                               Educational
                               Facilities,
                               5.125%, 5/15/27        $ 1,719,654
--------------------------------------------------------------------------------
                                                      $ 1,719,654
--------------------------------------------------------------------------------

Electric Utilities -- 2.9%
--------------------------------------------------------------------------------
Aa       AA         $ 1,000    Colorado Springs
                               Utility System,
                               6.75%, 11/15/21        $ 1,104,190

Baa2     BBB+         1,500    Massachusetts
                               Municipal
                               Wholesale Electric
                               Co., 6.75%, 7/1/11       1,626,105
--------------------------------------------------------------------------------
                                                      $ 2,730,295
--------------------------------------------------------------------------------

Escrowed/Prerefunded -- 15.1%
--------------------------------------------------------------------------------
Aaa      NR         $ 2,500    Boston City
                               Hospital, FHA
                               Insured, 7.625%,
                               2/15/21                $ 2,764,950

NR       AAA          8,000    Colorado Health
                               Facilities
                               Authority,
                               (Liberty Heights),
                               (FSA), 0.00%, 7/15/24    1,965,360

Aaa      NR          19,000    Dawson Ridge,
                               Metropolitan
                               District Number 1,
                               Douglas County,
                               CO, 0.00%, 10/1/22       5,168,190

Aaa      NR           1,500    Indiana
                               Transportation
                               Finance Authority,
                               6.25%, 11/1/16           1,654,065

Aaa      BBB            665    North Carolina
                               Eastern Municipal
                               Power, 6.50%,
                               1/1/18                     799,204

Aaa      NR           6,000    Savannah, GA,
                               Economic
                               Development
                               Authority,
                               0.00%, 12/1/21           1,705,200
--------------------------------------------------------------------------------
                                                      $14,056,969
--------------------------------------------------------------------------------

Hospitals -- 8.1%
--------------------------------------------------------------------------------
Aa3      AA         $ 1,500    Greenville, SC,
                               Hospital System,
                               5.25%, 5/1/23          $ 1,485,375

NR       BBB          2,000    Louisiana PFA,
                               General Health
                               Systems Project,
                               6.80%, 11/1/16           2,216,460

Aaa      AAA          1,250    Mahoning County,
                               OH, Hospital
                               Facilities
                               Revenue, (Forum
                               Health Obligation
                               Group), (MBIA),
                               5.00%, 11/15/17          1,228,300

Aaa      AAA            225    New York State
                               Medical Care,
                               7.875%, 8/15/20/(1)/       250,409

Baa1     A-             600    New York State,
                               Medical Care
                               Facility Finance
                               Agency Mental
                               Health Services,
                               7.875%, 8/15/20/(1)/       666,042

Baa      BBB+         1,550    New York State,
                               Medical Care
                               Facility,
                               (Brookdale Medical
                               Center), 6.85%,
                               2/15/17/(1)/             1,713,200
--------------------------------------------------------------------------------
                                                      $ 7,559,786
--------------------------------------------------------------------------------

Housing -- 6.0%
--------------------------------------------------------------------------------
NR       AA         $   440    Arkansas
                               Development
                               Finance Authority,
                               SFMR, 8.00%,
                               8/15/11/(1)/           $   473,952

Aa2      NR             680    Colorado Housing
                               and Finance
                               Authority, Single
                               Family Access
                               Program, 7.90%,
                               12/1/24                    764,558

NR       NR           1,000    Florence, KY,
                               Housing
                               Facilities, (Blue
                               Grass Housing),
                               7.625%, 5/1/27           1,090,890

NR       NR           1,280    Lake Creek
                               Affordable Housing
                               Corp., Eagle
                               County, CO,
                               8.00%, 12/1/23           1,353,306

Aa2      AA             175    North Carolina
                               Single Family
                               Mortgage Revenue,
                               8.125%, 9/1/19             180,124

NR       A            1,650    Travis County, TX,
                               HFC Multifamily,
                               (Travis Station
                               Apartments),
                               6.75%, 4/1/19/(1)/       1,751,426
--------------------------------------------------------------------------------
                                                      $ 5,614,256
--------------------------------------------------------------------------------

Industrial Development Revenue/Pollution
Control Revenue -- 9.3%
--------------------------------------------------------------------------------
NR       NR         $   850    Florence County,
                               SC, (Stone
                               Container
                               Company),
                               7.375%, 2/1/07         $   926,458

                       See notes to financial statements

Eaton Vance Municipal Bond Fund, L.P. as of December 31, 1997

PORTFOLIO OF INVESTMENTS CONT'D


Ratings (Unaudited)
------------------- Principal
                    Amount
           Standard (000
Moody's    & Poor's omitted)   Security                     Value
--------------------------------------------------------------------------------
Industrial Development Revenue/
Pollution Control Revenue (continued)
--------------------------------------------------------------------------------
NR          NR      $1,000     Iowa Finance
                               Authority,
                               Commercial
                               Development
                               Revenue,
                               (Southbridge
                               Mall), 6.375%,
                               12/1/13                      $1,007,650

NR          NR       1,000     Maricopa County,
                               AZ, IDA, Place
                               Five and The
                               Greenery Projects,
                               8.625%, 1/1/11                1,022,930

NR          NR       1,750     New Jersey
                               Economic
                               Development
                               Authority, (Holt
                               Hauling and
                               Warehouse), 7.75%,
                               3/1/27                        1,971,253

NR          BBB-     2,450     Port
                               Camas-Washougan,
                               WA, James River,
                               6.70%, 4/1/23                 2,609,593

NR          NR       1,000     Santa Fe, NM, Crow
                               Hobbs Project,
                               8.50%, 9/1/16                 1,117,570
--------------------------------------------------------------------------------
                                                            $8,655,454
--------------------------------------------------------------------------------

Insured-Electric Utilities -- 3.1%
--------------------------------------------------------------------------------
Aaa         AAA     $2,000     Cleveland, OH,
                               Public Power
                               System Revenue,
                               (MBIA), 5.00%, 11/15/20      $1,967,760

Aaa         AAA        800     Puerto Rico
                               Electric Power
                               Authority
                               "STRIPES", (FSA),
                               Variable Rate,
                               7/1/03/(2)/                     911,000
--------------------------------------------------------------------------------
                                                            $2,878,760
--------------------------------------------------------------------------------

Insured-Hospitals -- 6.2%
--------------------------------------------------------------------------------
Aaa         AAA     $1,000     Fredericksburg,
                               VA, Industrial
                               Development
                               Authority,
                               (FGIC), "INFLOS",
                               Variable
                               Rate, 8/15/23/(2)/           $1,196,250

Aaa         AAA      1,000     Illinois Health
                               Facilities
                               Authority,
                               (Rush-Presbyterian
                               - St. Lukes
                               Medical Center),
                               (MBIA), "INFLOS",
                               Variable Rate,
                               10/1/24/(2)/                  1,192,500

Aaa         AAA      1,000     King County, WA,
                               Public Hospital
                               District No. 1,
                               (AMBAC),
                               6.00%, 9/1/20                 1,040,290

Aaa         AAA      1,000     Rhode Island
                               Health and
                               Educational
                               Facility, (Rhode
                               Island Hospital),
                               (FGIC),"INFLOS",
                               Variable Rate,
                               8/15/21/(2)/                  1,212,500

Aaa         AAA      1,000     Salt Lake City,
                               UT, (IHC Hospitals
                               Inc.), "INFLOS",
                               (AMBAC),
                               Variable Rate,
                               5/15/20/(2)/                  1,190,000
--------------------------------------------------------------------------------
                                                            $5,831,540
--------------------------------------------------------------------------------

Insured-Housing -- 2.4%
--------------------------------------------------------------------------------
Aaa         AAA     $1,000     SCA MFMR Receipts,
                               Burnsville, MN,
                               (FSA), 7.10%,
                               1/1/30                       $1,097,400

Aaa         AAA      1,000     SCA MFMR Receipts,
                               Springfield, MO,
                               (FSA), 7.10%,
                               1/1/30                        1,097,400
--------------------------------------------------------------------------------
                                                            $2,194,800
--------------------------------------------------------------------------------

Insured-Transportation -- 1.2%
--------------------------------------------------------------------------------
Aaa         AAA     $1,000     Triborough Bridge
                               and Tunnel
                               Authority of New
                               York, "RITES",
                               (AMBAC), Variable
                               Rate, 1/1/12/(2)/            $1,157,500
--------------------------------------------------------------------------------
                                                            $1,157,500
--------------------------------------------------------------------------------

Lease Revenue/
Certificates of Participation -- 1.2%
--------------------------------------------------------------------------------
NR          NR      $1,000     Hardeman County,
                               TN, (Correctional
                               Facilities Corp.),
                               7.75%, 8/1/17                $1,125,840
--------------------------------------------------------------------------------
                                                            $1,125,840
--------------------------------------------------------------------------------

Life Care -- 4.6%
--------------------------------------------------------------------------------
NR          NR      $1,060     Loudoun County,
                               VA, Industrial
                               Development
                               Authority,
                               (Falcons Landing),
                               8.75%, 11/1/24               $1,225,000

Aaa         AAA        655     New Hampshire
                               Higher Educational
                               and Health
                               Facilities,
                               (Riverwoods at
                               Exeter), 9.00%,
                               3/1/23                          814,584

NR          NR       1,000     New Jersey EDA,
                               (Keswick Pines
                               Project), 8.75%,
                               1/1/24                        1,157,150

NR          NR       1,000     Vermont Industrial
                               Development
                               Authority, (Wake
                               Robin Corp.),
                               8.75%, 4/1/23                 1,129,680
--------------------------------------------------------------------------------
                                                            $4,326,414
--------------------------------------------------------------------------------

Miscellaneous -- 4.7%
--------------------------------------------------------------------------------
NR          BB-     $1,000     New Hampshire
                               State Business
                               Finance Authority,
                               7.75%, 1/1/22                $1,145,350

NR          NR       1,500     New Jersey Sports
                               and Exposition
                               Authority,
                               (Monmouth Park
                               Project), 8.00%,
                               1/1/25                        1,716,165

Aaa         AAA      1,500     Tampa, FL, Sports
                               Authority Revenue,
                               (MBIA), 5.25%,
                               1/1/17                        1,523,820
--------------------------------------------------------------------------------
                                                            $4,385,335
--------------------------------------------------------------------------------


                       See notes to financial statements

Eaton Vance Municipal Bond Fund, L.P. as of December 31, 1997

PORTFOLIO OF INVESTMENTS CONT'D


Ratings (Unaudited)
------------------ Principal
                   Amount
        Standard   (000
Moody's & Poor's   omitted)  Security             Value
--------------------------------------------------------------------------------
Nursing Homes -- 9.1%
--------------------------------------------------------------------------------
NR      NR        $ 1,455    Bell County, TX,
                             (Riverside
                             Healthcare, Inc. -
                             Normandy Terrace),
                             9.00%, 4/1/23        $1,752,969

NR      NR          1,000    Clovis, NM,
                             Industrial
                             Development
                             Revenue,
                             (Retirement
                             Ranches, Inc.),
                             7.75%, 4/1/19         1,011,930

NR      NR            395    Covington-Allegheny
                             County, VA, IDA,
                             (Beverly
                             Enterprises),
                             9.375%, 9/1/01          429,827

NR      NR            940    Greene County, OH,
                             First Mortgage,
                             (Fairview Extended
                             Care), 10.125%,
                             1/1/11                1,121,890

NR      NR          1,100    Massachusetts IFA,
                             (Age Institute of
                             Massachusetts),
                             8.05%, 11/1/25        1,236,719

NR      NR          1,265    Montgomery, PA,
                             IDA, (Advancement
                             of Geriatric
                             Health Care
                             Institute),
                             8.375%, 7/1/23        1,371,096

NR      NR            360    Okaloosa County,
                             FL, Beverly
                             Enterprises,
                             10.75%, 10/1/03         372,060

NR      NR            680    Tarrant County
                             Health Facilities,
                             TX, 10.25%, 9/1/19      719,148

NR      NR            485    Wisconsin Health
                             Facility
                             Authority, (Villa
                             Clement), 8.75%,
                             6/1/12                  486,285
--------------------------------------------------------------------------------
                                                  $8,501,924
--------------------------------------------------------------------------------

Special Tax Revenue -- 2.8%
--------------------------------------------------------------------------------
Baa1    A         $ 2,500    Puerto Rico
                             Highway and
                             Transportation
                             Authority,
                             5.50%, 7/1/36        $2,618,850
--------------------------------------------------------------------------------
                                                  $2,618,850
--------------------------------------------------------------------------------

Transportation -- 17.9%
--------------------------------------------------------------------------------
A2      NR        $   758    Indiana
                             Transportation
                             Finance Authority,
                             6.25%, 11/1/16       $  812,485

Aaa     NR          5,500    Massachusetts
                             Turnpike
                             Authority, 5.00%,
                             1/1/20                5,577,275

Baa1    BBB+        2,640    Metropolitan
                             Transportation
                             Authority, NY,
                             Commuter
                             Facilities
                             Revenue, 5.50%,
                             7/1/17/(3)/           2,634,720

NR      NR          2,500    San Joaquin Hills,
                             CA, Toll Road
                             Bonds, 0.00%,
                             1/1/14                1,128,250

NR      NR         10,000    San Joaquin Hills,
                             CA, Toll Road
                             Bonds, 0.00%,
                             1/1/25                2,517,100

Aa3     A+          4,000    Triborough Bridge
                             and Tunnel
                             Authority, NY,
                             5.25%, 1/1/28         3,994,000
--------------------------------------------------------------------------------
                                                 $16,663,830
--------------------------------------------------------------------------------

Total Tax-Exempt Investments -- 100.0%
   (identified cost $81,428,061)                 $93,379,007
--------------------------------------------------------------------------------

At December 31, 1997, the concentration of the Fund's investments in the various states, determined as a percentage of total investments, is as follows:

New York                                    14%
Massachusetts                               12%
Colorado                                    11%
Others, representing less                   63%
   than 10% individually

The Fund invests primarily in debt securities issued by municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at December 31, 1997, 18.0% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty insurance agencies. The aggregate percentage by financial institution range from 2.6% to 6.3% of total investments.

/(1)/ Security has been segregated to cover when-issued securities.

/(2)/ Security has been issued as an inverse floater bond.

/(3)/ When-issued security.


                       See notes to financial statements

Eaton Vance Municipal Bond Fund, L.P. as of December 31, 1997

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of December 31, 1997
Assets
-----------------------------------------------------------------------------------------------------
Investments, at value (Note 1A) (identified cost, $81,428,061)                         $93,379,007
Cash                                                                                           966
Receivable for investments sold                                                          1,523,701
Receivable for shares of partnership interest sold                                          18,420
Interest receivable                                                                      1,512,472
-----------------------------------------------------------------------------------------------------
Total assets                                                                           $96,434,566
-----------------------------------------------------------------------------------------------------


Liabilities
-----------------------------------------------------------------------------------------------------
Payable for when-issued security (Note 1F)                                             $ 2,554,543
Payable for shares of partnership interest redeemed                                         90,401
Demand note payable (Note 5)                                                             1,352,000
Payable to affiliate for Director General Partners' fees (Note 4)                            1,561
Accrued expenses                                                                            60,678
-----------------------------------------------------------------------------------------------------
Total liabilities                                                                      $ 4,059,183
-----------------------------------------------------------------------------------------------------
Net Assets for 8,521,164 shares of partnership interest outstanding                    $92,375,383
-----------------------------------------------------------------------------------------------------


Net Assets Applicable to Shares of
Partnership Interest Owned by:
-----------------------------------------------------------------------------------------------------
Limited Partners (8,376,638 shares)                                                    $90,808,620
General Partners --
   Director partners (141,807 shares)                                                    1,537,287
   Adviser partners (2,719 shares)                                                          29,476
-----------------------------------------------------------------------------------------------------
Net Assets for 8,521,164 shares of partnership interest outstanding                    $92,375,383
-----------------------------------------------------------------------------------------------------


Sources of Net Assets
-----------------------------------------------------------------------------------------------------
Proceeds from sales of shares of partnership interest (including shares issued to partners electing to receive payment of distributions in shares), less
   cost of shares of partnership interest redeemed                                     $70,809,366
Accumulated net realized gain on investments (computed on the basis of
   identified cost)                                                                      9,818,559
Net unrealized appreciation of investments (computed on the basis of
   identified cost)                                                                     11,950,946
Accumulated distributions in excess of net investment income                              (203,488)
-----------------------------------------------------------------------------------------------------
Total                                                                                 $ 92,375,383
-----------------------------------------------------------------------------------------------------


Net Asset Value and Redemption
Price Per Share of Partnership Interest
-----------------------------------------------------------------------------------------------------
($92,375,383 / 8,521,164 shares of partnership interest outstanding)                  $      10.84
-----------------------------------------------------------------------------------------------------


Computation of Offering Price
-----------------------------------------------------------------------------------------------------
Offering price per share (100 / 95.25 of $10.84)                                      $      11.38
-----------------------------------------------------------------------------------------------------
On sales of $25,000 or more, the offering price is reduced


Statement of Operations

For the Year Ended
December 31, 1997
Investment Income (Note 1B)
-----------------------------------------------------------------------------------------------------
Interest income                                                                       $  5,770,531
-----------------------------------------------------------------------------------------------------
Total investment income                                                               $  5,770,531
-----------------------------------------------------------------------------------------------------


Expenses
-----------------------------------------------------------------------------------------------------
Investment adviser fee earned by Adviser General Partner (Note 4)                     $    441,330
Compensation of Director General Partners not members of the
   Adviser General Partner's organization (Note 4)                                           6,618
Legal and accounting services                                                               81,799
Printing and postage                                                                        31,724
Custodian fee (Note 1H)                                                                     52,820
Transfer and dividend disbursing agent fees                                                 48,710
Registration fees                                                                           24,442
Miscellaneous                                                                               37,109
-----------------------------------------------------------------------------------------------------
Total expenses                                                                        $    724,552
-----------------------------------------------------------------------------------------------------
Deduct --
   Reduction of custodian fee (Note 1H)                                               $     38,881
-----------------------------------------------------------------------------------------------------
Total expense reductions                                                              $     38,881
-----------------------------------------------------------------------------------------------------

Net expenses                                                                          $    685,671
-----------------------------------------------------------------------------------------------------

Net investment income                                                                 $  5,084,860
-----------------------------------------------------------------------------------------------------


Realized and Unrealized
Gain (Loss) on Investments
-----------------------------------------------------------------------------------------------------
Net realized gain (loss) --
   Investment transactions (identified cost basis)                                    $  2,778,907
   Financial futures contracts                                                            (741,870)
-----------------------------------------------------------------------------------------------------
Net realized gain on investment transactions                                          $  2,037,037
-----------------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
   Investments (identified cost basis)                                                $  4,742,435
-----------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) of investments                   $  4,742,435
-----------------------------------------------------------------------------------------------------

Net realized and unrealized gain on investments                                       $  6,779,472
-----------------------------------------------------------------------------------------------------

Net increase in net assets from operations                                            $ 11,864,332
-----------------------------------------------------------------------------------------------------

                       See notes to financial statements

Eaton Vance Municipal Bond Fund, L.P. as of December 31, 1997

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets


Increase (Decrease)                            Year Ended                 Year Ended
in Net Assets                                  December 31, 1997          December 31, 1996
---------------------------------------------------------------------------------------------
From operations --
   Net investment income                            $  5,084,860               $  5,575,857
   Net realized gain (loss) on
      investment transactions                          2,037,037                    (91,627)
   Net change in unrealized
      appreciation (depreciation)
      of investments                                   4,742,435                 (1,303,829)
---------------------------------------------------------------------------------------------
Net increase in net assets from operations          $ 11,864,332               $  4,180,401
---------------------------------------------------------------------------------------------

 Distributions to partners --
   From net investment income                       $ (5,084,860)              $ (5,457,518)
   In excess of net investment income                   (125,335)                   (78,153)
---------------------------------------------------------------------------------------------
Total distributions to partners                     $ (5,210,195)              $ (5,535,671)
---------------------------------------------------------------------------------------------

Transactions in shares of partnership
   interest (Note 2) --
   Proceeds from sales of shares                    $  8,318,871               $  3,090,691
   Net asset value of shares issued to
      partners in payment of
      distributions declared                           2,708,543                  2,960,279
   Cost of shares redeemed                           (13,489,827)               (12,922,047)
---------------------------------------------------------------------------------------------

Net decrease in net assets from
   transactions in shares of
   partnership interest                             $ (2,462,413)              $ (6,871,077)
---------------------------------------------------------------------------------------------

Net increase (decrease) in net assets               $  4,191,724               $ (8,226,347)
---------------------------------------------------------------------------------------------


Net Assets
---------------------------------------------------------------------------------------------
At beginning of year                                $ 88,183,659               $ 96,410,006
---------------------------------------------------------------------------------------------
At end of year                                      $ 92,375,383               $ 88,183,659
---------------------------------------------------------------------------------------------


Accumulated
distributions in excess
of net investment income
included in net assets
---------------------------------------------------------------------------------------------
At end of year                                      $   (203,488)              $    (78,153)
---------------------------------------------------------------------------------------------

                       See notes to financial statements

Eaton Vance Municipal Bond Fund, L.P. as of December 31, 1997

FINANCIAL STATEMENTS CONT'D

Financial Highlights


                                                                                Year Ended December 31,
                                                                -------------------------------------------------------
                                                                    1997       1996       1995      1994       1993
-----------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year                              $10.070    $10.210     $9.260   $10.630     $9.950
-----------------------------------------------------------------------------------------------------------------------


Income (loss) from operations
-----------------------------------------------------------------------------------------------------------------------
Net investment income                                              $0.584     $0.605     $0.604   $ 0.611     $0.614
Net realized and unrealized gain (loss) on investments              0.785     (0.143)     0.962    (1.369)     0.692
-----------------------------------------------------------------------------------------------------------------------
Total income (loss) from operations                                $1.369     $0.462     $1.566   $(0.758)    $1.306
-----------------------------------------------------------------------------------------------------------------------


Less distributions
-----------------------------------------------------------------------------------------------------------------------
From net investment income                                        $(0.584)   $(0.594)   $(0.604)  $(0.611)   $(0.619)
In excess of net investment income                                 (0.015)    (0.008)    (0.012)   (0.001)    (0.007)
-----------------------------------------------------------------------------------------------------------------------
Total distributions                                               $(0.599)   $(0.602)   $(0.616)  $(0.612)   $(0.626)
-----------------------------------------------------------------------------------------------------------------------


Net asset value -- End of year                                    $10.840    $10.070    $10.210   $ 9.260    $10.630
-----------------------------------------------------------------------------------------------------------------------


Total Return/(1)/                                                  14.13%      4.78%     17.40%    (7.27)%    13.52%
-----------------------------------------------------------------------------------------------------------------------


Ratios/Supplemental Data
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000 omitted)                             $92,375    $88,184    $96,410   $90,802   $114,425
Ratio of net expenses to average daily net assets/(2)/               0.81%      0.78%      0.76%     0.80%      0.72%
Ratio of net expenses to average daily net assets after
   custodian fee reduction/(2)/                                      0.77%      0.74%        --        --         --
Ratio of net investment income to average daily net assets           5.69%      6.12%      6.16%     6.26%      5.91%
Portfolio Turnover                                                     34%        30%        58%       58%        86%
-----------------------------------------------------------------------------------------------------------------------

/(1)/ Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Total return is not computed on an annualized basis.
/(2)/ The expense ratios for the year ended December 31, 1995 and periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Fund to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for the periods ended on or before December 31, 1994 have not been adjusted to reflect this change.

                       See Notes to financial statements

Eaton Vance Municipal Bond Fund, L.P. as of December 31, 1997

NOTES TO FINANCIAL STATEMENTS


1 Significant Accounting Policies
  ------------------------------------------------------------------------------
  Eaton Vance Municipal Bond Fund, L.P. (the Fund) is a limited partnership formed under the laws of the State of California, and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. Under the Partnership Agreement, all partnership interests, whether of a limited partner or a general partner, are represented by shares of the same class. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

  On December 12, 1997, at a Special Meeting of the Partners of the Fund, the Partners approved a Plan of Reorganization (the Plan) for the Fund. Under the terms of the Plan, the Fund will transfer substantially all of its assets and liabilities to the Eaton Vance Municipal Bond Fund (the Successor Fund, one of the series of Eaton Vance Mutual Funds Trust). The transaction will be structured for tax purposes as a tax free reorganization under the Internal Revenue Code. As a result of the reorganization, all partners of the Fund will receive shares of beneficial interest of the Successor Fund designated as Class I shares equal to the number of shares of partnership interest of the Fund then outstanding. The reorganization will occur after the close of business, December 31, 1997.

  A Investment Valuations -- Municipal bonds are normally valued on the basis of valuations furnished by a pricing service. Taxable obligations, if any, for which price quotations are readily available are normally valued at the mean between the latest available bid and asked prices. Futures contracts and options on financial futures contracts listed on commodity exchanges are valued at closing settlement prices. Over-the-counter options on financial futures are normally valued at the mean between the latest bid and asked prices. Investments, if any for which there are no such valuations are valued at fair value using methods determined in good faith by or at the direction of the Director General Partners. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which approximates value.

  B Income -- Interest income is determined on the basis of interest accrued and discount earned, adjusted for amortization of premium or discount on long-term debt securities when required for federal income tax purposes.

  C Income Taxes -- Interest income received by the Fund on investments in municipal bonds, which is excludable from gross income under the Internal Revenue Code, will retain its status as income exempt from federal income tax when allocated to the Fund's partners. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item for shareholders. No provision is made by the Fund for federal or state taxes on any taxable income of the partnership because each partner is individually responsible for the payment of any taxes on his share of such taxable income.

  D Financial Futures Contracts -- Upon the entering of a financial futures contract, the Fund is required to deposit ("initial margin") either in cash or securities an amount equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Fund ("margin maintenance") each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by the Fund. The Fund's investment in financial futures contracts is designed only to hedge against anticipated future changes in interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

  E Put Options on Financial Futures Contracts -- Upon the purchase of a put option on a financial futures contract by the Fund, the premium paid is recorded as an investment, the value of which is marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the cost of the option. When the Fund enters into a closing sale transaction, the Fund will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. When the Fund exercises a put option, settlement is made in cash. The risk associated with purchasing options is limited to the premium originally paid.

  F When-issued and Delayed Delivery Transactions -- The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin accruing interest on settlement date.

Eaton Vance Municipal Bond Fund, L.P. as of December 31, 1997

NOTES TO FINANCIAL STATEMENTS CONT'D


  G Other -- Investment transactions are accounted for on a trade date basis. Distributions to partners and shares of partnership interest issued in payment thereof are recorded on the ex-date.

  H Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian of the Fund. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Fund maintains with IBT. All significant credit balances used to reduce the Fund's custodian fees are reported as a reduction of expenses in the Statement of Operations.

  I Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those amounts.

2 Shares of Partnership Interest
  ------------------------------------------------------------------------------
  Transactions in shares of partnership interest were as follows:

                                                Year Ended December 31, 1997
--------------------------------------------------------------------------------
                                        General Partners       Limited Partners
--------------------------------------------------------------------------------

    Sales                                             --                811,929

    Issued to partners electing
     to receive payment of
     distributions in shares                       8,204                256,996

    Redemptions                                       --             (1,310,465)
--------------------------------------------------------------------------------
    Net increase (decrease)                        8,204               (241,540)

--------------------------------------------------------------------------------


                                             Year Ended December 31, 1996
--------------------------------------------------------------------------------
                                        General Partners       Limited Partners
--------------------------------------------------------------------------------

    Sales                                             --                310,886

    Issued to partners electing
     to receive payment of
     distributions in shares                       8,002                290,439

    Redemptions                                       --             (1,301,059)
--------------------------------------------------------------------------------
    Net increase (decrease)                        8,002               (699,734)
--------------------------------------------------------------------------------


3 Purchases and Sales of Investments
  ------------------------------------------------------------------------------
  The Fund invests primarily in debt securities. The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or municipality. Purchases and sales of investments, other than short-term obligations and put option transactions, aggregated $30,501,417 and $34,074,953, respectively.

4 Investment Adviser Fee and Other Transactions with Affiliates
  ------------------------------------------------------------------------------
  The investment adviser fee, computed at the monthly rate of 0.025% (0.300% per annum) of the average daily net assets and 3.00% of gross income (excluding net realized gains on sales of securities) up to $500 million and at reduced rates as daily net assets exceed that level, was earned by Eaton Vance Management (EVM), the Adviser General Partner, as compensation for management and investment advisory services rendered to the Fund. For the year ended December 31, 1997, the fee was equivalent to 0.49% of the Fund's average daily net assets for such period and amounted to $441,330. Except as to Director General Partners who are not members of EVM's organization, officers and Director General Partners receive remuneration for their services to the Fund out of such investment adviser fee. Eaton Vance Distributors, Inc., a subsidiary of EVM and the Fund's principal underwriter, received $3,205 as its portion of the sales charge on sales of partnership interest in the Fund. Certain of the Director General Partners of the Fund are directors/trustees and/or officers of the above organizations. Director General Partners of the Fund that are not affiliated with the Investment Adviser may elect to defer receipt of all or a portion of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 1997, no significant amounts have been deferred.

Eaton Vance Municipal Bond Fund, L.P. as of December 31, 1997

NOTES TO FINANCIAL STATEMENTS CONT'D


5 Line of Credit
  ------------------------------------------------------------------------------
  The Fund participates with other portfolios and funds managed by EVM and affiliates in a $100 million unsecured line of credit with a group of banks. Borrowings will be made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each participating portfolio or fund based on its borrowings at an amount above either the Eurodollar rate or federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. At December 31, 1997, the Fund had a balance outstanding pursuant to the line of credit of $1,352,000.

6 Federal Income Tax Basis of Investments
  ------------------------------------------------------------------------------
  The cost and unrealized appreciation/depreciation in value of the investments owned at December 31, 1997, as computed on a federal income tax basis, were as follows:

  Aggregate cost                           $81,428,061
  ----------------------------------------------------
  Gross unrealized appreciation            $11,950,946

  Gross unrealized depreciation                     --
  ----------------------------------------------------
  Net unrealized appreciation              $11,950,946
  ----------------------------------------------------


7 Financial Instruments
  ------------------------------------------------------------------------------
  The Fund regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. There were no open obligations under these financial instruments at December 31, 1997.

Eaton Vance Municipal Bond Fund, L.P. as of December 31, 1997

INDEPENDENT AUDITORS' REPORT




To the Partners of
Eaton Vance Municipal Bond Fund, L.P.:
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Eaton Vance Municipal Bond Fund, L.P. as of December 31, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for the years ended December 31, 1997 and 1996 and the financial highlights for each of the years in the five-year period ended December 31, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities held as of December 31, 1997 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Eaton Vance Municipal Bond Fund, L.P. as of December 31, 1997, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.



                                            DELOITTE & TOUCHE LLP
                                            Boston, Massachusetts
                                            February 13, 1998

Eaton Vance Municipal Bond Fund, L.P. as of December 31, 1997
INVESTMENT MANAGEMENT


Eaton Vance Municipal Bond Fund L.P.

Director General Partners
Landon T. Clay

Donald R. Dwight
President, Dwight Partners, Inc.

Samuel L. Hayes, III
Jacob H. Schiff Professor of
Investment Banking, Harvard
University Graduate School of
Business Administration

Norton H. Reamer
President and Director, United
Asset Management Corporation

John L. Thorndike
Formerly Director, Fiduciary
Company Incorporated

Jack L. Treynor
Investment Adviser and
Consultant

Officers
Landon T. Clay

John L. Thorndike
Formerly Director, Fiduciary Company Incorporated

Thomas J. Fetter
President and Portfolio Manager

James L. O'Connor
Treasurer

Alan R. Dynner
Secretary

                       This Page Intentionally Left Blank

                       This Page Intentionally Left Blank

                       This Page Intentionally Left Blank

     Investment Advisor of the Portfolio
     Boston Management and Research
     24 Federal Street
     Boston, MA 02110


     Principal Underwriter
     Eaton Vance Distributors, Inc.
     24 Federal Street
     Boston, MA 02110
     (617)482-8260


     Custodian
     Investors Bank & Trust Company
     200 Clarendon Street, 16th Floor
     Boston, MA 02116


     Transfer Agent
     First Data Investors Services Group
     Attention: Eaton Vance Funds
     P.O. Box 5123
     Westborough, MA 01581-5123


     Independent Auditors
     Deloitte & Touche LLP
     125 Summer Street
     Boston, MA 02110




     Eaton Vance
     Municipal Trust
     24 Federal Street
     Boston, MA 02110



     ---------------------------------------------------------------------------
        This report must be provided or accompanied by a current prospectus which contains more complete information on the Fund, including its sales charges and expenses. Please read the prospectus carefully before you invest or send money.
     ---------------------------------------------------------------------------
                                                                   T-MBSRC-12/97